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EXHIBIT 99.4 - PRO FORMA COMBINED FINANCIAL DATA OF CONSUMER PORTFOLIO SERVICES,
               INC. AND ITS SUBSIDIARIES.


              NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The following Unaudited Pro Forma Condensed Balance Sheet of Consumer Portfolio Services, Inc. ("CPS") as of March 31, 2003 included herein, combines the historical consolidated balance sheet of CPS with the historical consolidated balance sheet of TFC Enterprises, Inc. ("TFCE") as of March 31, 2003, as if the Merger between CPS and TFCE had been consummated on March 31, 2003. The Merger has been accounted for using the purchase method.

The following Unaudited Pro Forma Combined Statement of Earnings for the three months ended March 31, 2003, and the Unaudited Pro Forma Combined Statement of Earnings for the year ended December 31, 2002 included herein has been prepared to show the effect of the merger of CPS and TFCE as if the Merger had been consummated on January 1, 2003 and January 1, 2002, respectively. The Merger has been accounted for using the purchase method of accounting. The Pro Forma Combined Financial Data are provided for comparative purposes only. They do not purport to be indicative of the results that actually would have occurred if the acquisition had been consummated on the dates indicated or the results that may be obtained in the future.

The Company has recorded certain preliminary purchase accounting adjustments, which are based on estimates utilizing available information. Such purchase accounting adjustments may be refined as additional information becomes available.

                                       1

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COMBINED CONSUMER PORTFOLIO SERVICES, INC. ("CPS") AND TFC ENTERPRISES, INC. ("TFCE")
Unaudited Pro Forma Combined Balance Sheet as of March 31, 2003 (In thousands)

                                                HISTORICAL AS OF MARCH 31, 2003                                         PRO FORMA
                                            ---------------------------------------          PRO FORMA                   COMBINED
                                                  CPS          TFCE       COMBINED          ADJUSTMENTS               MARCH 31, 2003
                                            -------------  ------------  ---------- ---------------------------       --------------
                                                                                       Dr.               Cr.

                  ASSETS
Cash                                            $ 41,456       $ 1,191   $ 42,647                     $ 25,832  (1),(8)    $ 16,815
Restricted cash                                   17,782        18,220     36,002                                            36,002

Finance receivables                               81,700       172,425    254,125                       16,572  (2)         237,553
Less:  Allowance for finance credit losses       (19,840)      (25,328)   (45,168)                                          (45,168)
                                            -------------  ------------  --------- ----------     -------------        -------------
Finance receivables, net of allowance             61,860       147,097    208,957                       16,572  (2)         192,385

Servicing fees receivable                          3,729             -      3,729                                             3,729
Residual interest in securitizations             127,112             -    127,112                                           127,112
Furniture & equipment, net                         1,438         1,393      2,831                        1,393  (3)           1,438
Deferred financing costs                           1,940             -      1,940                                             1,940
Deferred interest expense                          2,026             -      2,026                                             2,026
Intangible assets, net                                             579        579                          579  (4)               -
Net assets from discontinued operations                          1,823      1,823                          254  (5)           1,569
Other assets                                      16,230         3,042     19,272                        3,042  (5)          16,230
                                            -------------  ------------  --------- ----------     -------------        -------------
    Total assets                                $273,573      $173,345   $446,918        $ -          $ 47,672            $ 399,246
                                            =============  ============  ========= ==========     =============        =============


          LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                $ 17,506       $ 1,239   $ 18,745        $ -           $ 4,544  (6)        $ 23,289
Tax liabilities, net                               7,009         5,823     12,832      3,204   (9)                            9,628
Revolving lines of credit                              -        29,204     29,204                                            29,204
Securitization trust debt                         54,165        80,625    134,790                          459  (7)         135,249
Senior secured debt                               53,308             -     53,308                                            53,308
Subordinated debt                                 35,996         8,806     44,802      2,106   (1)                           42,696
Related party debt                                17,500             -     17,500                                            17,500
Net liabilities from discontinued operations                        27         27                                                27
Refundable dealer reserve                                          256        256                                               256
 Other liabilities                                                   -          -                                                 -
                                            -------------  ------------  --------- ----------     -------------        -------------
    Total liabilities                            185,484       125,980    311,464      5,310             5,003              311,157

 Shareholders' equity                             88,089        47,365    135,454     47,365  (2)-(9)                        88,089

                                            -------------  ------------  --------- ----------     -------------        -------------
Total liabilities and shareholders' equity      $273,573      $173,345   $446,918   $ 52,675           $ 5,003            $ 399,246
                                            =============  ============  ========= ==========     =============        =============


NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF MARCH 31, 2003 (In thousands):

(1) Repayment of certain TFCE outstanding subordinated debt at closing, $2,106

(2) Record finance receivables at estimated fair value

(3) Record purchase accounting impact on furniture and equipment

(4) Record purchase accounting impact on intangible assets

(5) Record purchase accounting impact on certain other assets and prepaid expenses

(6) Record estimated cost to consolidate business, provide severance, terminate leases and other contracts, and similar costs, $4,544

(7) Record previously existing securitization trust debt at fair value, $459

(8) Record purchase price, amounts paid to shareholders, $21,600; expenses
$2,126

(9) Adjust deferred tax liabilities for effect of pro forma balance sheet adjustments.
                                                                 2
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
CONSUMER PORTFOLIO SERVICES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2003:
(In thousands, except per share information)


                                                                           HISTORICAL                    UNAUDITED PRO FORMA
                                                                ----------------------------------   -------------------------------
                                                                 CPS         TFCE         COMBINED    ADJUSTMENTS         COMBINED
Revenues:
Net gain on sale of Contracts                                    $ 4,555            -       4,555                          $ 4,555
Interest income                                                    9,328        6,974      16,302                           16,302
Servicing fees                                                     4,602            -       4,602                            4,602
Other income                                                       4,062          202       4,264                            4,264
                                                                ----------------------------------   -------------    -------------
                                                                  22,547        7,176      29,723               -           29,723
                                                                ----------------------------------   -------------    -------------

EXPENSES:
Employee costs                                                     8,447        2,119      10,566                           10,566
General and administrative                                         4,033        1,304       5,337                            5,337
Interest                                                           5,530        2,876       8,406             (47) (1)       8,359
Marketing                                                            965            -         965                              965
Occupancy                                                            980          148       1,128                            1,128
Depreciation and amortization                                        238          166         404            (166) (2)         238
Provision for credit losses on finance Contracts                       -           59          59                               59
                                                                ----------------------------------   -------------    -------------
                                                                  20,193        6,672      26,865            (213)          26,652
                                                                ----------------------------------   -------------    -------------

Income (loss) from continuing operations before income tax         2,354          504       2,858             213            3,071
    expense (benefit)
Income tax expense (benefit)                                      (3,924)         196      (3,728)             83  (1),(2)  (3,645)
                                                                ----------------------------------   -------------    -------------
Income from continuing operations                                  6,278          308       6,586             130            6,716
                                                                ==================================   =============    =============

EARNINGS FROM CONTINUING OPERATIONS PER SHARE:
  Basic earnings from continuing operations per share           $   0.31                                                    $ 0.33

  Diluted earnings from continuing operations per share         $   0.29                                                    $ 0.31

NUMBER OF SHARES USED IN COMPUTING EARNINGS FROM CONTINUING
OPERATIONS PER SHARE:
  Basic                                                           20,270                                                    20,270
  Diluted                                                         21,860                                                    21,860

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS FOR THREE-MONTH
PERIOD ENDED MARCH 31, 2003 (In thousands):

(1) Reflects interest expense reduction as a result of the repayment of subordinated debt, and related income tax effect at an expected marginal tax rate of 39%.

(2) Reflects elimination of depreciation expense as a result of the write down of fixed assets to reflect purchase accounting, and related income tax effect at an expected marginal tax rate of 39%.


                                                                 3
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
UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS FOR THE YEAR ENDED DECEMBER 31, 2002:
(In thousands, except per share information)

                                                                           HISTORICAL                    UNAUDITED PRO FORMA
                                                                ----------------------------------   -------------------------------
                                                                 CPS         TFCE         COMBINED    ADJUSTMENTS         COMBINED
Revenues:
Net gain on sale of Contracts                                  $ 16,444            -      16,444                           $ 16,444
Interest income                                                  48,644       33,437      82,081                             82,081
Servicing fees                                                   14,621            -      14,621                             14,621
Other income                                                     12,243        1,110      13,353                             13,353
                                                             ------------------------------------     -------------    -------------
                                                                 91,952       34,547     126,499                            126,499
                                                             ------------------------------------     -------------    -------------

EXPENSES:
Employee costs                                                   37,778        8,963      46,741                             46,741
General and administrative                                       20,131        5,766      25,897                             25,897
Interest                                                         23,925       12,790      36,715              (192) (1)      36,523
Marketing                                                         4,891            -       4,891                              4,891
Occupancy                                                         4,027          765       4,792                              4,792
Depreciation and amortization                                     1,138          650       1,788              (650) (2)       1,138
Provision for credit losses on finance Contracts                      -          899         899                                899
                                                             ------------------------------------     -------------    -------------
                                                                 91,890       29,833     121,723              (842)         120,881
                                                             ------------------------------------     -------------    -------------

Income (loss) from continuing operations before income tax           62        4,714       4,776               842            5,618
    expense (benefit) and extraordinary item
Income tax expense (benefit)                                     (2,934)       1,842      (1,092)              328 (1),(2)     (764)
                                                             ------------------------------------     -------------    -------------
Income (loss) from continuing operations before
    extraordinary item                                         $  2,996        2,872       5,868               514            6,382
                                                             ====================================     =============    =============


EARNINGS FROM CONTINUING OPERATIONS PER SHARE:
  Basic earnings from continuing operations per share
     before extraordinary item                                   $ 0.15                                                      $ 0.32
  Extraordinary item                                               0.87                                                        0.87
                                                                --------                                               -------------
  Basic earnings from continuing operations per share            $ 1.02                                                      $ 1.19
                                                                ========                                               =============

  Diluted earnings from continuing operations per share
     before extraordinary item                                   $ 0.14                                                      $ 0.30
  Extraordinary item                                               0.83                                                        0.83
                                                                --------                                               -------------
  Diluted earnings from continuing operations per share          $ 0.97                                                      $ 1.13
                                                                ========                                               =============

NUMBER OF SHARES USED IN COMPUTING EARNINGS FROM CONTINUING OPERATIONS PER
SHARE:
  Basic                                                          19,902                                                      19,902
  Diluted                                                        20,987                                                      20,987


NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2002 (In thousands):

(1) Reflects interest expense reduction as a result of the repayment of subordinated debt, and related income tax effect at an expected marginal tax rate of 39%.

(2) Reflects elimination of depreciation expense as a result of the write down of fixed assets to reflect purchase accounting and related income tax effect at an expected marginal tax rate of 39%.

                                                                 4
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